UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10577

ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: January 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

Alliance New York Municipal Income Fund

Portfolio of Investments

January 31, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value
MUNICIPAL OBLIGATIONS - 162.9%
Long-Term Municipal Bonds - 148.5%
New York - 131.8%
Albany NY IDA (St. Peter’s Hosp)
Series 2008A
5.75%, 11/15/22	$205	$222,538
Dutchess Cnty NY IDA (Bard College)
5.00%, 8/01/19	380	401,637
East Rochester NY Hsg Auth (St. John’s Meadows Proj)
Series 2010A
5.00%, 4/20/27	450	489,465
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax)
Series 2011C
5.00%, 12/01/25	4,000	4,512,280
Long Island Pwr Auth NY
NPFGC-RE Series 2006A
5.00%, 12/01/19 (Pre-refunded/ETM)	650	719,362
Metropolitan Trnsp Auth NY
Series 2005B
5.00%, 11/15/31	1,100	1,143,780
Series 2012F
5.00%, 11/15/27	1,750	1,912,225
Series 2013C
5.00%, 11/15/31	2,000	2,147,220
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax)
Series 2011B-4
5.00%, 11/15/23	2,500	2,863,100
Monroe Cnty NY IDC (Rochester General Hospital)
Series 2013A
5.00%, 12/01/42	1,000	1,012,030
Nassau Cnty NY Local Econ Asst Corp. (South Nassau Communities Hosp)
5.00%, 7/01/37	1,550	1,550,976
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth)
5.00%, 7/01/42	1,065	1,049,057
New York NY GO
Series 2004G
5.00%, 12/01/23	410	423,735
Series 2004I
5.00%, 8/01/14 (Pre-refunded/ETM)	5	5,116
5.00%, 8/01/21	995	1,016,741
Series 2008G
5.00%, 8/01/22	2,000	2,245,780
Series 2011A-1
5.00%, 8/01/24	1,000	1,133,970
New York NY HDC MFHR (New York NY HDC)
Series 2002A
5.50%, 11/01/34	10	10,035
Series 2013B
5.25%, 7/01/32	2,000	2,174,680

	Principal Amount (000)	U.S. $ Value
New York NY Mun Wtr Fin Auth
5.00%, 6/15/26	$2,555	$2,859,735
Series 2013D
5.00%, 6/15/34	2,600	2,811,770
New York NY Trnsl Fin Auth
Series 2012A-1
5.00%, 5/01/27	1,000	1,124,620
Series 2013A
5.25%, 7/01/30	3,000	3,341,220
New York NY Trst for Cult Res (Wildlife Conservation Society)
Series 2013A
5.00%, 8/01/33	1,325	1,423,341
New York St Dormitory Auth
NPFGC Series 04
5.75%, 8/01/14 (Pre-refunded/ETM)	5,000	5,134,800
New York St Dormitory Auth (Cabrini Westchester)
5.10%, 2/15/26	485	525,342
New York St Dormitory Auth (Mount Sinai Hospital)
Series 2010A
5.00%, 7/01/26	1,255	1,339,863
New York St Dormitory Auth (New York St Lease Suny)
Series 2012A
5.00%, 5/15/27	2,000	2,221,460
New York St Dormitory Auth (New York St Pers Income Tax)
5.00%, 3/15/26 (a)	3,000	3,338,370
Series 2012A
5.00%, 6/15/31	3,000	3,282,750
New York St Dormitory Auth (New York Univ)
Series 2008A
5.00%, 7/01/29	780	858,796
Series 2012A
5.00%, 7/01/27	2,090	2,340,758
New York St Dormitory Auth (North Shore - LIJ Hospital)
5.00%, 5/01/22	345	365,583
New York St Dormitory Auth (NYU Hosp Center)
Series 2007A
5.00%, 7/01/22	300	321,489
Series 2007B
5.25%, 7/01/24	150	160,644
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth)
5.00%, 6/15/24-6/15/27 (a)	3,000	3,338,175
New York St HFA MFHR (Patchogue Apts)
Series 2002A
5.35%, 2/15/29	2,090	2,090,606
New York St Pwr Auth
NPFGC Series 2007C
5.00%, 11/15/19	1,320	1,509,433

	Principal Amount (000)	U.S. $ Value
New York St Thruway Auth (New York St Thruway Auth Ded Tax)
Series 2011A
5.00%, 4/01/31	$4,000	$4,339,800
Niagara NY Dev Corp. (Covanta Energy Corp.)
5.25%, 11/01/42	240	217,282
Port Authority of NY & NJ
5.00%, 10/01/34	5,000	5,203,450
Seneca Cnty NY IDA (New York Chiropractic College)
5.00%, 10/01/27	185	188,889
Suffolk Cnty NY IDA (New York Institute of Technology)
5.00%, 3/01/26	200	201,154
Triborough Brdg & Tunl Auth NY
Series 2011A
5.00%, 1/01/25-1/01/28	4,220	4,703,010
Ulster Cnty NY GO
5.00%, 11/15/25	1,000	1,128,160
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.)
Series 2007A
6.00%, 9/15/27	300	244,419
Utility Debt Securitization Auth NY
Series 2013T
5.00%, 12/15/30	4,065	4,605,889
Westchester Cnty NY Local Dev Corp. (Kendal on Hudson)
5.00%, 1/01/34	1,550	1,551,023
Yonkers NY IDA (Malotz Skilled Nursing Fac)
NPFGC Series 99
5.65%, 2/01/39	1,190	1,227,723

		87,033,281

California - 0.3%
California GO
5.00%, 2/01/33	200	200,416

Colorado - 0.7%
Northwest Met Dist #3 CO
6.125%, 12/01/25	500	464,010

Idaho - 4.7%
Idaho Hsg & Fin Assn (Idaho Fed Hwy Grant)
5.00%, 7/15/31	2,900	3,109,670

Illinois - 0.7%
Bolingbrook IL Sales Tax
6.25%, 1/01/24	500	445,810

Ohio - 0.3%
Columbiana Cnty Port Auth OH (Apex Environmental LLC)
Series 2004A
7.125%, 8/01/25 (b)	300	224,025

	Principal Amount (000)	U.S. $ Value
Puerto Rico - 6.6%
Puerto Rico GO
Series 2001A
5.50%, 7/01/19	$500	$392,025
Series 2004A
5.25%, 7/01/19	510	394,362
Puerto Rico Pub Bldgs Auth (Puerto Rico GO)
Series 2007N
5.50%, 7/01/22	585	419,509
Puerto Rico Sales Tax Fin Corp.
Series 2009A
5.50%, 8/01/19 (Pre-refunded/ETM)	35	42,930
5.50%, 8/01/28	3,965	3,129,297

		4,378,123

Texas - 3.4%
El Paso TX Wtr & Swr
5.00%, 3/01/30 (c)	2,000	2,250,940

Total Long-Term Municipal Bonds (cost $96,851,061)		98,106,275

Short-Term Municipal Notes - 14.4%
New York - 14.4%
Long Island Pwr Auth NY
Series 2012D
0.03%, 12/01/29 (d)	4,500	4,500,000
New York St HFA
0.03%, 11/01/44 (d)	5,000	5,000,000

Total Short-Term Municipal Notes (cost $9,500,000)		9,500,000

Total Municipal Obligations (cost $106,351,061)		107,606,275

	Shares
SHORT-TERM INVESTMENTS - 7.0%
Investment Companies - 7.0%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.07% (e) (cost $4,609,990)	4,609,990	4,609,990

Total Investments - 169.9% (cost $110,961,051) (f)		112,216,265
Other assets less liabilities - (8.1)%		(5,384,784)
Preferred Shares at liquidation value - (61.8)%		(40,800,000)

Net Assets Applicable to Common Shareholders - 100.0%(g)		$66,031,481

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(b)	Illiquid security.
(c)	When-Issued or delayed delivery security.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(f)	As of January 31, 2014, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $3,365,337 and gross unrealized depreciation of investments was $(2,110,123), resulting in net unrealized appreciation of $1,225,214.
(g)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of January 31, 2014, the Fund held 13.0% of net assets in insured bonds (of this amount 68.1% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ETM	-	Escrowed to Maturity
GO	-	General Obligation
HDC	-	Housing Development Corporation
HFA	-	Housing Finance Authority
IDA	-	Industrial Development Authority/Agency
IDC	-	Industrial Development Corporation
MFHR	-	Multi-Family Housing Revenue
NPFGC	-	National Public Finance Guarantee Corporation
NPFGC-RE	-	National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

Alliance New York Municipal Income Fund

January 31, 2014 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$96,722,895		$1,383,380		$98,106,275
Short-Term Municipal Notes		– 0	–	9,500,000		– 0	–	9,500,000
Short-Term Investments		4,609,990		– 0	–	– 0	–	4,609,990

Total Investments in Securities		4,609,990		106,222,895		1,383,380		112,216,265
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$4,609,990		$106,222,895		$1,383,380		$112,216,265

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.
^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/13	$1,332,459		$1,332,459
Accrued discounts/(premiums)	760		760
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	50,161		50,161
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 1/31/14	$1,383,380		$1,383,380

Net change in unrealized appreciation/depreciation from Investments held as of 1/31/14	$50,161		$50,161

The following presents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at January 31, 2014:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 1/31/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$1,383,380	Third Party Vendor	Evaluated Quotes	$74.68 – $102.33/$86.73

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

3 (a) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance New York Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 17, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	March 17, 2014